NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

Corporate Presentation

October 19, 2006

Jan H. Egberts, M.D.

President and Chief Executive Officer

Safe Harbor Statement

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in an industry where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control.

Important factors that the Company believes might cause such volatility are discussed in the risk factors detailed in the Company’s most recent Form 10-KSB, dated July 31, 2005, and its most recent 10-Q, dated April 30, 2006, as filed with the Securities and Exchange Commission;
copies of those Forms 10-KSB and 10-Q are available from the Company upon request.

In assessing the forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in those Forms 10-KSB and 10-Q filed with the Securities and Exchange Commission.

NitroMist™ is a pending trademark of Par Pharmaceuticals. Zensana™ is a pending trademark of Hana Biosciences.  Zofran®,
Requip ® and Imitrex® are registered trademarks of GlaxoSmithKline. Ambien® and Anzemet® are registered trademarks of Sanofi-
Aventis. Ambien CR™ is a pending trademark of Sanofi-Aventis. Zanaflex® is a registered trademark of Acorda Therapeutics Inc.
Lunesta® is a registered trademark of Sepracor Inc. Sonata® is a registered trademark of Jones Pharma Incorporated™, a wholly owned subsidiary of King Pharmaceuticals®, Inc.

10.19.06

NovaDel at a Glance

Specialty pharmaceutical company developing a
portfolio of drugs by applying our proprietary oral
spray formulation technology to approved drugs

NovaDel pursues the 505(b)(2) pathway

Proven cost-efficiency

Proven time-efficiency

Two candidates are currently under FDA review

Zensana™

NitroMist™

Additional product candidates with near-term pivotal
data and NDA submissions in development

10.19.06

NovaDel Oral Spray Drug Delivery Platform

Identify pharmaceutical that will provide increased
therapeutic benefit through oral spray delivery

Reformulate using NovaDel’s proprietary
oral spray formulation technology

1.

2.

Administer drug via oral spray
for potential greater ease of
administration and faster onset

3.

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
(Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Pivotal PK          FDA Review               Market

Zensana is partnered with Hana Biosciences and NitroMist is partnered with Par Pharmaceuticals

2007

2007

2008

2009

2009

2009

10.19.06

Our Oral Spray Platform
Provides Major Patient Benefits…

1.

Provides fast relief through rapid absorption in blood

Quick relief of migraine, onset of sleep etc.

Our technology works because:

•

Fast transfer across oral mucosa

•

No need to travel to stomach

2.

Avoids need to swallow medications

Beneficial for neurological disorders such as Parkinson’s,
ALS, MS, seizure disorders

Nausea & vomiting

Pediatric and Geriatric drugs

3.

Avoids first pass liver metabolism

Potentially lower dose and fewer side effects

10.19.06

… and a Decreased Business Risk

505(b)(2) approval pathway mitigates financial risk

Requires small clinical studies (< 125 patients)

Low cost to approval (< $5MM)

< 3 years from concept to NDA submission

Reduces scientific risk

FDA Approvable Letter validates technology and regulatory
strategy

Most clinical risk eliminated during small PK study

Use known and well-documented compounds

Addresses large and well-established markets

Scalable technology and business model

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
(Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK         Pivotal PK               Market

Zensana is partnered with Hana Biosciences and NitroMist is partnered with Par Pharmaceuticals

2007

10.19.06

Zensana™ Case Study

Oral spray formulation of Zofran® (ondansetron) has obvious
medical benefits for chemo- and radiotherapy induced nausea and vomiting

More convenient for patients experiencing nausea and
vomiting

Eliminates need for follow-up IV

Overcomes challenges of swallowing a tablet

Zensana™ had a short and efficient development cycle

Due to 505(b)(2) regulatory pathway

3 years from inception to NDA

Simple, straight-forward trial design

Bioequivalence to Zofran® in 117 subjects

Development costs were a fraction of an NCE’s

10.19.06

Source: Winokur Consulting Group (WCG) survey of 162 hematologists-oncologists in academia and community practices (surveyed n = 800, responded n = 162 or 20.3%, 95% confidence interval)

Market Research Confirms the Market’s
Receptivity to Zensana™

Convenience

90% of oncologists
stated that
Ondansetron spray
would be more
convenient than
current tablets

Pricing

Pharmacy Benefits stated
that product specifications
of Ondansetron spray can
support a price premium of
approximately +/- 15%
versus branded product,
even after expected launch
of generics

10.19.06

The Deal Terms For Zensana™ are Compelling

Key deal terms with Hana Biosciences (NASDAQ: HNAB):

Royalty range between 25% and 15% of net sales

Milestones to NovaDel of up to $10MM through NDA approval

Hana responsible for clinical development, sales and marketing

Based on Hana Biosciences analyst reports*, revenue to
NovaDel would grow:

$6MM - $7MM in royalties plus large milestones by ‘07

$16MM - $34MM in royalties by ‘10

NovaDel retains all ex-North America rights

*

NovaDel cannot predict Hana’s revenues or NovaDel’s royalties resulting therefrom.  The figures provided herein are cited solely as an illustration of potential royalties to NovaDel for given levels of Hana’s revenues. Based on the most recent analyst reports.

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2007

10.19.06

NitroMist™ Validated Our Regulatory
Strategy and Technology

Provides “Proof of Concept”

Our technology

505(b)(2) regulatory pathway

Received FDA Approvable Letter

FDA has indicated target of November 3rd 2006 for action date on the submission

Approvable letter based on sample of only 42 subjects

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™

(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2008

10.19.06

Zolpidem Oral Spray Profile

Compound

Zolpidem tartrate (active ingredient in Ambien®) oral spray

Indication

Insomnia

$3B+ category

IP Status

Ambien®   patent expires Oct. 2006

NVD patent protected through at least 2017

Status

Confirmatory PK study completed

Definitive PK studies start in January 2007

NDA Filing

Targeted for June 2007

10.19.06

First PK Study Showed a 60% Reduction in
Time to Therapeutic Concentration

* Dr. T.Roth – Detroit Sleep Center

0

5

10

20

25

30

35

40

45

10 mg Tab

10 mg Spray

Time (Min)

N = 10 healthy human subjects

~60%

reduction or

20+ Minutes

Difference between 10 mg Spray and Ambien® is statistically significant (p=0.03)

Mean time to therapeutic concentration level >=20 ng/mL*

10.19.06

There Are Different Symptoms in Insomnia

Source: National Sleep Foundation, Sleep in America Poll

0%

10%

20%

30%

40%

50%

60%

Difficulty
Falling Asleep

Awake Frequently
During the Night

Wake up too Early

and Cannot get

Back to Sleep

Any Symptom of

Insomnia

70%

10.19.06

Potential Benefits of  Zolpidem
Oral Spray Formulation

Faster absorption results in reduced sleep latency

Can be used on “as needed basis” only at bedtime

Consider lower dose for “middle of the night” usage

Would require additional efficacy study in
patients

Fast action ideal for executive travel

10.19.06

The Majority of Physicians Felt that Zolpidem
Oral Spray is a Superior Option….

17%

83%

28%

72%

0%

15%

30%

45%

60%

75%

90%

No

Yes

Percent of physicians who consider Zolpidem Oral Spray
a superior option over other products by patient type

Source: Winokur Consulting Group (WCG) survey of 155 Primary
Care Physicians, 95% confidence interval.

Difficulty Falling Asleep

Awakens During the Night

10.19.06

…and They are Likely to Prescribe it

8%

13%

78%

15%

15%

70%

0%

15%

30%

45%

60%

75%

90%

Likelihood that physicians would prescribe

zolpidem oral spray by patient category

Likely to

prescribe

Neither

Unlikely to

Prescribe

Source: Winokur Consulting Group (WCG) survey of 155 Primary
Care Physicians, 95% confidence interval.

Difficulty Falling Asleep

Awakens During the Night

10.19.06

Planned Pivotal Studies for Zolpidem Oral Spray

1) Definitive PK study

4-arm study (5 and 10 mg doses of spray and Ambien® tablet), crossover

N = 32

2) Geriatric PK study

2-arm (5 mg doses of spray and Ambien® tablet), crossover

N = 16

All studies in healthy volunteers.

Start in January 2007

Key endpoints are all PK parameters

AUC, Cmax, Tmax, absorption rates, elimination half-lives)

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2009

10.19.06

Sumatriptan Oral Spray Profile

Compound

Sumatriptan (the active ingredient in Imitrex®) oral spray

Indication

Migraine

$2B category

IP Status

Imitrex® patent expires February, 2009

NovaDel patent protected through at least 2017

Status

Human pilot PK study completed

Pilot efficacy study in migraine sufferers ongoing

NDA Filing

Targeted for second-half 2007

10.19.06

Potential Benefits of Sumatriptan Oral Spray

Fast and complete relief of migraine attacks

Onset of action and efficacy of sumatriptan are directly
related to the rate of drug absorption and not to the
circulating drug concentrations

Oral spray provides patient friendly route of
administration

No need to swallow tablets while experiencing nausea and
vomiting

We believe that nasal spray and subcutaneous injections
have low patient acceptance

10.19.06

The percentages for 20 mg LS are statistically significantly greater than those for the 50 mg tablet at 6 and 9 minutes post-dosing.

* 5 mg Imitrex nasal spray produces mean CMax of 4.7 ng/ml

Sumatriptan Oral Spray Reaches Proxy for
Therapeutic Effect Faster Than Tablets

0

20

40

60

80

100

3 Min

6 Min

9 Min

12 Min

20 mg Spray

30 mg Spray

50 mg Tab

At 6 minutes, 100% of patients
in 20 mg oral spray dose group
achieve therapeutic level

At 12 minutes,
only 56% of
patients in 50 mg
tablet group achieve
therapeutic level

10.19.06

Percentage of Subjects
Reaching Level >4ng/ml*

Planned Clinical Studies for
Sumatriptan Oral Spray

Pilot Efficacy study in migraine sufferers

Study started mid-August in India

N = 28

Target completion date Dec 2006

Only one Definitive PK study required:

Tentatively: 5-arm (6 mg SC Imitrex, 50 mg Imitrex tablet, 5 mg nasal spray, 20 mg and 30 mg doses of the oral spray)

Crossover

N = 32 healthy volunteers

Start in Q3, 2007

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK        Pivotal PK                Market

2009

10.19.06

Tizanidine Oral Spray Profile

Compound

Tizanidine (the active ingredient in Zanaflex®) oral spray

Indication

Spasticity associated with multiple sclerosis, stroke, cerebral palsy, spinal injury, ALS

•

People suffering spasticity often have trouble swallowing

4MM scripts annually

IP Status

Patent expired

Status

Formulation completed

Initiate human pilot PK study in first-half 2007

NDA Filing

Targeted for first-half 2008

10.19.06

NovaDel Pipeline of Oral Spray
Drug Candidates

Zensana™
 (Zofran®)

NitroMist™
(Nitroglycerin)

Zolpidem

(Ambien®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Ropinirole

(Requip®)

Formulation        Pilot PK        Definitive PK         Pivotal PK              Market

2009

10.19.06

Ropinirole Oral Spray Profile

Compound

Ropinirole (the active ingredient in Requip®) oral spray

Indication

Treatment for the symptoms of Parkinson’s disease

Tremors, shaking, slowness of movement, rigidity, dysphagia

Elderly population more likely to have difficulty swallowing pills

1.5MM sufferers of Parkinson’s disease

IP Status

Requip® exclusivity for PD expires May 2008

Status

Formulation completed

Pilot PK study in first-half 2007

NDA Filing

Targeted for first-half 2008

•

•

10.19.06

Intellectual Property Estate
Protects and Blocks

60 Patents issued and 80+ pending

8 US, 51 European, 1 Canadian patents issued

Patents cover

Technology

Specific compounds

Multiple therapeutic categories

Significant technological “know how” further
strengthens our protection

10.19.06

NovaDel Financials

Cash: $12 MM  4/30/06

Burn: $800k/month average last 12 months

Anticipate significant milestone payments over next
12 months

49 MM shares outstanding

10.19.06

We Project Significant
Milestones  Though 2007

Two NDA approvals and product launches

NitroMist™

Zensana™

NDA submissions for two compounds

Zolpidem

Sumatriptan

Start clinical development for at least two additional
compounds

10.19.06

NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

www.novadel.com